UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 4, 2003 (December 4, 2003)

MYOGEN, INC.

(Exact name of registrant as specified in its charter)

000-50438 (Commission File Number)

Delaware (State or other jurisdiction of incorporation)	84-1348020 (I.R.S. Employer Identification No.)

7575 West 103rd Avenue, Suite 102 Westminster, CO 80021 (Address of principal executive offices and Zip Code)

(303) 410-6666 Registrant’s telephone number, including area code

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

              (c) Exhibits

99.1 Press Release, dated December 4, 2003, entitled “Myogen Reports Third Quarter 2003 Results”.

Item 12. Results of Operations and Financial Condition.

     On December 4, 2003, the Company issued a press release relating to the Company’s earnings for the third quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1, which is furnished under Item 12 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated December 4, 2003

MYOGEN, INC

By:	/s/ J. William Freytag

Its:	J. William Freytag President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated December 4, 2003 entitled “Myogen Reports Third Quarter 2003 Results.”